Scudder
GNMA
Fund

Annual Report
March 31, 1997

Pure No-Load(TM)Funds

A pure no-load(TM) (no sales charges) mutual fund which seeks high current income and safety of principal primarily from GNMA ("Ginnie Mae") securities.

           Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
   9  Financial Statements
  12  Financial Highlights
  13  Notes to Financial Statements
  17  Report of Independent Accountants
  20  Officers and Trustees
  21  Investment Products and Services
  22  Scudder Solutions


                                    In Brief


o Scudder GNMA Fund provided a 4.81% total return for the 12-month period ended March 31, 1997, outperforming the average 4.76% return of the 51 GNMA funds tracked by Lipper Analytical Services.

o At the close of the period, the majority of the Fund was invested in mortgage-backed securities with coupons in the 7.5% to 8.0% range. These securities represent newly issued mortgages, which are less likely to be refinanced than their higher-coupon counterparts, and afford the Fund some protection from prepayment risk.

o We expect steady to declining volatility in the mortgage-backed market, and believe that your fund is well positioned in the current economic environment.

                              2-SCUDDER GNMA FUND

                        Letter From the Fund's President

Dear Shareholders,

         We are pleased to present the annual report for Scudder GNMA Fund for the fiscal year ended March 31, 1997. This report covers a year of solid performance for your fund, which posted a 4.81% total return for the year and a 6.63% 30-day net annualized SEC yield as of March 31, 1997.

         The U.S. financial markets have been making headlines of late, and investors recently experienced turbulence unlike that which many of them had ever witnessed. Mortgage-backed securities were hit especially hard by the Federal Reserve's interest rate hike in March, but have since climbed to their highest levels in almost two years. Scudder GNMA Fund's value-oriented approach to investing in the GNMA sector of the market helped it to outperform its peers for the 12-month period. Although the Fund's share price and income will vary in response to changes in interest rates and other economic factors, the Fund invests in GNMA securities backed by the full faith and credit of the U.S. government. For those investors made uncomfortable by recent market volatility, Scudder GNMA Fund remains a high-quality vehicle for pursuing attractive income with safety of principal. Please refer to page 6 for a complete discussion of your fund's activities and annual performance.

         We are especially pleased to announce that Morningstar recently ranked the Scudder Family of Funds in the top 4 among 20 leading mutual fund companies for stability in management and conformity to investment style. We are proud of this achievement and will seek to maintain our reputation of consistent management and strong performance.

         Thank you for your investment in Scudder GNMA Fund. For more information on Scudder Fund products and services, please call our Investor Relations representatives at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder GNMA Fund

                              3-SCUDDER GNMA FUND

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
3/31/97   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GNMA FUND
--------------------------------------
1 Year    $10,481       4.81%   4.81%
5 Year    $13,478      34.78%   6.15%
10 Year   $20,262     102.62%   7.32%

--------------------------------------
LEHMAN BROTHERS MORTGAGE GNMA INDEX
--------------------------------------
1 Year    $10,600      6.00%   6.00%
5 Year    $14,057     40.57%   7.04%
10 Year   $22,985    129.85%   8.67%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED MONTH MARCH 31

SCUDDER GNMA FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,347
'89            $10,741
'90            $12,041
'91            $13,607
'92            $15,034
'93            $16,824
'94            $16,716
'95            $17,542
'96            $19,332
'97            $20,262

LEHMAN BROTHERS MORTGAGE GNMA INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,633
'89            $11,231
'90            $12,841
'91            $14,630
'92            $16,351
'93            $18,205
'94            $18,410
'95            $19,563
'96            $21,685
'97            $22,985

The unmanaged Lehman Brothers Mortgage GNMA Index is a value-weighted measure of measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED MARCH 31

                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.61 $ 13.87 $ 14.22 $ 14.80 $ 15.07 $ 15.52 $ 14.33 $ 14.07 $ 14.54 $ 14.29
INCOME DIVIDENDS..   $  1.30 $  1.28 $  1.26 $  1.23 $  1.24 $  1.29 $  1.12 $   .93 $   .94 $   .93
FUND TOTAL
RETURN (%)........      3.47    3.81   11.86   13.26   10.48   11.91   -0.64    4.94   10.20    4.81
INDEX TOTAL
RETURN (%)........      6.31    5.62   14.33   13.96   11.77   11.34    1.13    6.26   10.84    6.00


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                              4-SCUDDER GNMA FUND

PORTFOLIO SUMMARY as of March 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Government National
 Mortgage Association              97%
Cash & Equivalents, net             3%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Our strategy has been to
maintain a near-fully invested
position with a low cash balance.

--------------------------------------------------------------------------
GNMA COUPONS
--------------------------------------------------------------------------
7.0%                                3%
7.5%                               45%
8.0%                               37%
8.5%                                8%
9.0%                                1%
9.5%                                3%
Greater than 9.5%                   3%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The majority of the Fund was invested
in mortgage-backed securities with
coupons in the 7.5% to 8.0% range at
the close of the period, affording
some protection from prepayment risk.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                    4%
1-5 years                           5%
5-10 years                         12%
Greater than 10 years              79%
--------------------------------------
                                  100%
--------------------------------------

WEIGHTED AVERAGE EFFECTIVE MATURITY:  9.4 YEARS

Our analysis indicates that portions
of the 30-year coupon sector should
perform well in the current environment.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              5-SCUDDER GNMA FUND

                         Portfolio Management Discussion
Dear Shareholders,

We are pleased to present Scudder GNMA Fund's annual report, covering the 12-month period through March 31, 1997. For the fiscal year, Scudder GNMA Fund provided a 4.81% total return, outperforming the average 4.76% return of the 51 GNMA funds tracked by Lipper Analytical Services. The unmanaged Lehman Brothers GNMA Mortgage Index, the Fund's benchmark, posted a total return of 6.00% for the same period. The Fund's 30-day net annualized yield as of March 31 was 6.63%.

                                An Anxious Market

Investors kept a wary eye on the direction of interest rates throughout the Fund's fiscal year. On March 25th, the Federal Reserve raised short term interest rates by one quarter of a percentage point as a check against economic growth and potential accelerating inflation. The rate hike affected both stock and bond markets severely, taking the wind out of fixed-income securities and causing the S&P 500 Index to fall roughly 10%, erasing most of 1997's gains.

GNMA securities, which are backed by the full faith and credit of the U.S. government, are interests in pools of mortgages. Each month, principal and interest payments from the mortgage pools pass through to investors. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest money at lower prevailing rates. If interest rates rise, while principal is typically prepaid more slowly, GNMA investors may receive lower returns as the result of price declines on previously issued securities with lower coupon rates. Thus, GNMA funds tend to perform best in low-volatility interest-rate environments.

During all but the very end of the fiscal year, steady to declining volatility in the GNMA market prevailed. Your Fund performed strongly versus both its Lipper peer group and other fixed-income investments. In fact, while Treasury bonds have produced a loss so far this year, mortgage-backed securities have proceeded to climb to their highest levels in almost two years.

                             Portfolio Construction

Scudder GNMA Fund seeks to provide high current income and safety of principal, and also emphasizes total returns. We strive to consistently outperform our benchmark index, the Lehman Brothers GNMA Mortgage Index, while controlling the Fund's exposure to risk by keeping its duration, or its price sensitivity to interest-rates, equal to that of the index.

Although the Fund lagged the overall GNMA market for the most recent 12-month period, we continue to implement strategies designed to help minimize risk and maximize returns. Keeping a close eye on the GNMA market's changing risk profile in different interest rate environments and using well defined subsets of our benchmark index as a guide, we construct a portfolio of securities that we believe are favorably priced in relation to their perceived risk. In other words, we seek to match the benchmark's overall exposure to interest rate risk while emphasizing subsections of the GNMA marketplace that we believe are mispriced.

During the fiscal year, the majority of the portfolio was made up of GNMA securities with 7.5% to 8% coupons. Securities with coupons in this range represent newly issued mortgages, which are less likely to be refinanced than their higher-coupon counterparts, and afford the Fund some protection from


                              6-SCUDDER GNMA FUND
prepayment risk. In addition to benefiting from steady to declining volatility, they offer a competitive yield while minimizing the risk of underperforming the overall GNMA market in a higher volatility environment. At the close of the period, approximately 80% of the Fund was invested in 7.5% to 8.0% coupon securities.

                               The Coming Months

In the coming months, we expect steady to declining volatility in the mortgage-backed market. Our analysis indicates that in this environment, the 7.5% and 8% coupon sectors should provide the most attractive performance. We plan to continue on our current course until we feel that the interest rate environment is no longer stable. The recent rise in interest rates has made prepayment risk even less of a threat than it had been for most of the year, and mortgages continue to offer attractive yields compared with other intermediate-term fixed-income investments. In fact, since the Fed's action at the end of March, investor sentiment that the Federal Reserve will not necessarily deem further interest rate hikes necessary has increased, and mortgage-backed securities have gained strength.

We believe Scudder GNMA Fund remains a high-quality vehicle for pursuing attractive income with safety of principal. Thank you for your continued interest in Scudder GNMA Fund.

Sincerely,

Your Portfolio Management Team

/s/David H. Glen                 /s/Mark Boyadjian

David H. Glen                    Mark Boyadjian


                               Scudder GNMA Fund:
                          A Team Approach to Investing

Scudder GNMA Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager David H. Glen joined the Fund's portfolio management team in 1985 and is responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio. David has 17 years of experience in finance and investing, 15 with Scudder. Mark S. Boyadjian, Portfolio Manager, joined the team in 1995, and contributes his nine years' experience managing fixed-income securities. Mark has been with Scudder since 1989.


                              7-SCUDDER GNMA FUND

                    Investment Portfolio as of March 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/97 at 6.375%
  to be repurchased at $10,452,851 on 4/1/97, collateralized by a                                                 ------------
  $10,442,000 U.S. Treasury Bond, 7.25%, 8/15/22 (Cost $10,451,000) ................          10,451,000            10,451,000
                                                                                                                  ------------
Government National Mortgage Association 97.0%*
------------------------------------------------------------------------------------------------------------------------------
7.0% with various maturities to 6/15/24 ............................................          12,463,529            11,950,416
7.5% with various maturities to 2/15/27 ............................................         170,398,525           166,936,028
8.0% with various maturities to 11/15/26 ...........................................         137,465,960           138,024,071
8.5% with various maturities to 11/15/26 ...........................................          28,588,333            29,320,334
9.0% with various maturities to 7/15/17 ............................................           2,597,847             2,762,470
9.5% with various maturities to 10/15/21 ...........................................          10,321,803            11,126,825
10.0% with various maturities to 12/15/20 ..........................................           6,355,197             6,975,415
10.5% with various maturities to 8/20/19 ...........................................             321,424               355,315
11.5% with various maturities to 1/15/16 ...........................................             877,048               994,712
12.0% with various maturities to 2/20/16 ...........................................           1,759,984             2,021,314
12.5% with various maturities to 10/20/13 ..........................................             176,063               204,287
13.0% with various maturities to 9/15/15 ...........................................             578,190               679,553
13.5% with various maturities to 8/15/14 ...........................................             159,739               188,819
15.0% with various maturities to 7/15/12 ...........................................              21,716                26,471
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $377,010,019)                                                 371,566,030
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  % of
                                                                                               Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $387,461,019)(a) ..................................               99.7           382,017,030
Other Assets and Liabilities, Net ..................................................                 .3               991,134
                                                                                             -----------          ------------
Net Assets .........................................................................              100.0           383,008,164
                                                                                             ===========          ============

  (a) Cost for federal income tax purposes was $387,461,019. At March 31, 1997, net unrealized depreciation for all securities based on tax cost was $5,443,989. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,533,955 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,977,944.

    * The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                              8-SCUDDER GNMA FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

 Assets
------------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $387,461,019) ................     $ 382,017,030
                  Cash .................................................................               714
                  Receivable on Fund shares sold .......................................           164,630
                  Interest receivable ..................................................         2,451,628
                  Other Assets .........................................................            12,954
                                                                                             ----------------
                  Total assets .........................................................       384,646,956
 Liabilities
------------------------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed .....................................           656,834
                  Dividends payable ....................................................           586,424
                  Accrued management fee ...............................................           201,397
                  Other accrued expenses ...............................................           194,137
                                                                                             ----------------
                  Total liabilities ....................................................         1,638,792
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 383,008,164
                  -------------------------------------------------------------------------------------------
 Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized depreciation on investments ...............................        (5,443,989)
                  Accumulated net realized loss ........................................       (29,207,347)
                  Paid-in capital ......................................................       417,659,500
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 383,008,164
                  -------------------------------------------------------------------------------------------
 Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                  Net Asset value, offering and redemption price per share
                    ($383,008,164 / 26,796,857 outstanding shares of beneficial              ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ...            $14.29
                                                                                             ----------------


    The accompanying notes are an integral part of the financial statements.


                               9-SCUDDER GNMA FUND

                             Statement of Operations
                            year ended March 31, 1997

 Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ............................................................      $  30,038,351
                                                                                             -----------------
                  Expenses:
                  Management fee ......................................................          2,532,357
                  Services to shareholders ............................................            952,023
                  Trustees' fees and expenses .........................................             38,098
                  Custodian and accounting fees .......................................            175,959
                  Reports to shareholders .............................................             81,205
                  Legal ...............................................................             17,407
                  Auditing ............................................................             42,184
                  Registration fees ...................................................             27,337
                  Other ...............................................................             19,384
                                                                                             -----------------
                                                                                                 3,885,954
                  --------------------------------------------------------------------------------------------
                  Net investment income                                                         26,152,397
                  --------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .........................................................         (2,458,641)
                  Futures .............................................................          2,900,537
                  Options .............................................................           (193,407)
                                                                                             -----------------
                                                                                                   248,489
                  Net unrealized depreciation during the period on investments ........         (7,140,110)
                  --------------------------------------------------------------------------------------------
                  Net loss on investment transactions                                           (6,891,621)
                  --------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $  19,260,776
                  --------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                               10-SCUDDER GNMA FUND

                       Statements of Changes in Net Assets

                                                                                    Years Ended March 31,
 Increase (Decrease) in Net Assets                                                  1997             1996
------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income .......................................    $26,152,397      $27,845,383
                Net realized gain from investment transactions ..............        248,489       12,134,372
                Net unrealized appreciation (depreciation) on investment
                transactions  during the period .............................     (7,140,110)       2,056,915
                                                                               ---------------- ----------------
                Net increase in net assets resulting from operations ........     19,260,776       42,036,670
                Distributions to shareholders from net investment income ....    (26,152,397)     (27,845,383)
                                                                               ---------------- ----------------
                Fund share transactions:
                Proceeds from shares sold ...................................     70,592,166       60,759,215
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions .............................     18,819,045       19,805,541
                Cost of shares redeemed .....................................   (124,343,431)     (98,890,887)
                                                                               ---------------- ----------------
                Net decrease in net assets from Fund share transactions .....    (34,932,220)     (18,326,131)
                                                                               ---------------- ----------------
                Decrease in net assets ......................................    (41,823,841)      (4,134,844)
                Net assets at beginning of period ...........................    424,832,005      428,966,849
                                                                               ---------------- ----------------
                Net assets at end of period .................................   $383,008,164     $424,832,005
                                                                               ---------------- ----------------

 Other Information
------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ...................     29,220,534       30,493,920
                                                                               ---------------- ----------------
                Shares sold .................................................      4,875,126        4,154,677
                Shares issued to shareholders in reinvestment of
                  distributions .............................................      1,300,541        1,355,378
                Shares redeemed .............................................     (8,599,344)      (6,783,441)
                                                                               ---------------- ----------------
                Net decrease in Fund shares .................................     (2,423,677)      (1,273,386)
                                                                               ---------------- ----------------
                Shares outstanding at end of period .........................     26,796,857       29,220,534
                                                                               ---------------- ----------------


    The accompanying notes are an integral part of the financial statements.


                               11-SCUDDER GNMA FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 Years Ended March 31,
                                1997    1996     1995     1994(c)     1993      1992     1991    1990     1989     1988
 ----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning    ----------------------------------------------------------------------------------------
    of period ............... $14.54  $14.07  $14.33    $15.52     $15.07    $14.80    $14.22  $13.87  $14.61   $15.44
                               ----------------------------------------------------------------------------------------
 Income from investment
    operations:
 Net investment income ......    .93     .94     .93      1.12       1.29      1.24      1.23    1.26    1.28     1.30
 Net realized and unrealized
    gain (loss) on investment
    transactions ............   (.25)    .47    (.26)    (1.19)       .45       .27       .58     .35    (.74)    (.83)
 Total from investment         ----------------------------------------------------------------------------------------
    operations ..............    .68    1.41     .67      (.07)      1.74      1.51      1.81    1.61     .54      .47
                               ----------------------------------------------------------------------------------------
 Less distributions from:
    Net investment income ...   (.93)   (.94)   (.92)    (1.12)     (1.29)    (1.24)    (1.23)  (1.26)  (1.28)   (1.30)
 Net realized gains on
    investment transactions .     --      --      --        --         --        --        --      --      --       --(a)
 Tax return of capital ......     --      --    (.01)       --         --        --        --      --      --       --
                               ----------------------------------------------------------------------------------------
 Total distributions ........   (.93)   (.94)   (.93)    (1.12)     (1.29)    (1.24)    (1.23)  (1.26)  (1.28)   (1.30)
                               ----------------------------------------------------------------------------------------
 Net asset value, end of       ----------------------------------------------------------------------------------------
    period .................. $14.29  $14.54  $14.07    $14.33     $15.52    $15.07    $14.80  $14.22  $13.87   $14.61
 ----------------------------------------------------------------------------------------------------------------------
 Total Return (%) ...........   4.81   10.20    4.94      (.64)     11.91     10.48     13.26   11.86    3.81     3.47
 Ratios and Supplemental Data
 Net assets, end of period
    ($ millions) ............    383     425     429       544        597       350       264     251     242      251
 Ratio of operating expenses
    to average daily net
    assets (%) ..............    .96     .94     .95       .87        .93       .99      1.04    1.05    1.04     1.04
 Ratio of net investment
    income to average net
    assets (%) ..............   6.44    6.45    6.65      7.35       8.36      8.24      8.49    8.74    8.95     8.93
 Portfolio turnover rate (%).  188.0   157.8   220.5(b)   272.1(b)   87.3(b)   87.1(b)   52.1    71.3   128.4     92.1


(a) Distributions from net realized gains were less than 3/10 of $.01 per share.
(b) The significant increase in the portfolio turnover rate for the year ended March 31, 1994 is primarily attributable to prepayments. The portfolio turnover rates including mortgage dollar roll transactions were 255.4%, 392.5%, 356.8%, and 147.0%, for the periods ended March 31, 1995, 1994,
     1993, and 1992, respectively.
(c) Per share amounts have been calculated using weighted average shares outstanding.


                               12-SCUDDER GNMA FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period the Fund wrote call options on futures as a hedge against potential adverse price movements in the value of portfolio assets and purchased call options on futures to enhance potential gain.


                              13-SCUDDER GNMA FUND

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $29,207,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains


                              14-SCUDDER GNMA FUND
from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $584,582,689 and $562,458,520, respectively. Purchases and sales of U.S. Government obligations aggregated $146,007,598 and $144,680,195, respectively.

The aggregate face value of futures contracts opened and closed during the year ended March 31, 1997 was $2,114,127,616.

In addition, the Fund wrote and closed written options on futures (premiums received $268,688).

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended March 31, 1997, the fee pursuant to the Agreement amounted to $2,532,357, which was equivalent to an annualized effective rate of .62% of the Fund's average daily net assets.


                               15-SCUDDER GNMA FUND

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SSC aggregated $601,383 of which $50,115 is unpaid at March 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended March 31, 1997, the amount charged to the Fund by STC aggregated $176,074, of which $15,859 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $112,508 of which $8,809 is unpaid at March 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Trustees' fees and expenses aggregated $38,098.


                              16-SCUDDER GNMA FUND

                        Report of Independent Accountants

To the Trustees and the Shareholders of Scudder GNMA Fund:

We have audited the accompanying statement of assets and liabilities of Scudder GNMA Fund, including the investment portfolio, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder GNMA Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.

May 7, 1997


                               17-SCUDDER GNMA FUND

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                              18-SCUDDER GNMA FUND
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                              19-SCUDDER GNMA FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

David S. Lee*
Vice President and Trustee

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Jean C. Tempel
Trustee; General Partner,
TL Ventures

David H. Glen*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President



                        *Scudder, Stevens & Clark, Inc.



                              20-SCUDDER GNMA FUND

                        Investment Products and Services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                              21-SCUDDER GNMA FUND

                                            Scudder Solutions

Convenient ways to invest, quickly and reliably
---------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit
          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
---------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
---------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                             AutoSell

          You designate the bank account, determine the schedule        Provides speedy access to your money by
          (as frequently as once a month) and amount of the             electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                       to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
---------------------------------------------------------------------------------------------------------------------------------

                              22-SCUDDER GNMA FUND

Mutual Funds and More -- Brokerage and Guidance Services:
---------------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                                   Scudder Portfolio Builder

          Offers you access to a world of investments,                 A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus          you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual             as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides          using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies-with no          Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder                     Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder                 Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with            managing a portfolio. Personal CounselSM is a highly
          no minimum investment. For information about                 customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.             individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Service, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
---------------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
---------------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions               Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163                 The Scudder Funds
                                                                       P.O. Box 2291
          For establishing 401(k) and 403(b) plans                     Boston, Massachusetts
          Scudder Defined Contribution Services --                     02107-2291
          1-800-323-6105
                                                                       Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including           Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for             the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                              you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470                 Boca Raton     Chicago      San Francisco
                   Investor.Relations@scudder.com                      Boston         New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Growth, Balanced, Conservative, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                              23-SCUDDER GNMA FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

62-6-57
MIS06A